TO:    Layne Inc ("Counterparty")

ATTN:  Jerry Fanska

FAX:   001 913 362 8823

FROM:  Bank of America National Trust and Savings Association
       ("BofA"),
       26 Elmfield Road,
       Bromley,
       Kent,
       BR1 1WA,
       England
       Attn: Global Derivative Operations


       U.S.A. TOLL FREE NUMBER       U.K. LOCAL NUMBER
       Tel No: 1 (888) 624-0164      0181-313-2659
       Fax No: 1 (888) 624-0166      0181-313-2694



DATE:  May 8,1998

RE:    USD 25,000,000.00 Swap Transaction commencing May 15,
       1998
       Our Confirmation Reference No. SW37455

Dear Sir/Madam:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" under the ISDA Agreement defined below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the Interest Rate and Currency Exchange Agreement dated as of June 14, 1993 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

   THIS FACSIMILE TRANSMISSION WILL BE THE ONLY WRITTEN COMMUNICATION REGARDING THIS SWAP TRANSACTION. Pursuant to ISDA guidelines, this facsimile transmission will be sufficient for all purposes to evidence a binding supplement to the Agreement. However, should you have an internal requirement for confirmations with an original signature, we request that you sign and return this Confirmation by facsimile, whereupon, we will add an original signature to the fully executed Confirmation, and forward it to you by mail.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

   Notional Amount:         USD 25,000,000.00

   Trade Date:              May 7,1998

   Effective Date:          May 15,1998

   Termination Date:        May 15, 2002 subject to adjustment
                            in accordance with the Modified
                            Following Business Day Convention.

   Fixed Amounts:

     Fixed Rate Payer:      Counterparty

     Fixed Rate
     Payer Payment
     Dates:                 Each 15th of February, May, August
                            and November, commencing on August
                            15, 1998 up to and including the
                            Termination Date.

     Fixed Amount:          Calculation x Fixed x Fixed Rate Day
                            Amount        Rate    Count Fraction

     Fixed Rate:            5.96500 percent per annum

     Fixed Rate Day Count
     Fraction:              Actual/360

   Floating Amounts:

     Floating Rate Payer:   BofA

     Floating Rate
     Payer Payment
     Dates:                 Each 15th of February, May, August
                            and November, commencing August 15,
                            1998 up to and including the
                            Termination Date.

     Floating Rate for
     Initial Calculation
     Period:                To be determined

     Floating Rate Option:  USD-LIBOR-BBA

     Designated Maturity:   3 months

     Spread:                None

     Floating Rate Day Count
     Fraction:              Actual/360

     Reset Dates:           First Day of each Calculation Period

     Compounding:           Inapplicable

   Business Days:           New York & London

   Business Day Convention: Modified Following

   Calculation Agent:       Bank of America

3. Account Details:

   Payments to BofA:        Fed Funds to Bank of America NT and
                            SA San Francisco ABA NO. 1210-0035-8
                            BISD Acct No. 33006-83980 Attn:
                            Interest Rate Swap Operations

4. Offices:

   Office of BofA:          San Francisco

   Office of Counterparty:  Mission Woods

   Variations to the
   Agreement for this
   Swap Transaction:        None


Please confirm your agreement to be bound by the terms stated herein by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a telex or letter, within 24 hours of receipt of this Confirmation to Bank of America NT & SA San Francisco Telex No. 249839 Answer Back OPRST UR or U.S.A. Toll Free Fax No: 1 (888) 624-
0166 or U.K. Local Fax No: 0181-313-2694 Attention: Global Derivatives Operations, substantially in the form below:

Quote

  We acknowledge receipt of your rapidfax dated May 8, 1998 with respect to the Swap Transaction entered into on May 7, 1998 between Layne Inc and Bank of America National Trust and Savings Association with a Notional Amount of USD 25,000,000.00 and a Termination Date of May 15, 2002, and confirm our agreement to be bound by the terms specified in such rapidfax.

Unquote

This Confirmation shall be conclusively deemed accurate and complete by Counterparty if not objected to within two (2)
Business Days from the date of receipt.

                                Yours sincerely,

                                For and on behalf of:
                                Bank of America National
                                Trust and Savings Association

                                By:    /s/ Steven A. Saratore
                                       --------------------------
                                Name:  Steven A. Saratore
                                       --------------------------
                                Title: Senior Authorized Officer
                                       --------------------------
Confirmed as of the
date first above written:
Layne lnc

By:    /s/ Jerry W. Fanska
       ---------------------
Name:  Jerry W. Fanska
       ---------------------
Title: V.P. Finance
       ---------------------